UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3630 South Geyer Road, Suite 100 St. Louis, MO		63127
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 314-984-1000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition
Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the press release of Panera Bread Company (the “Company”) dated April 29, 2014 announcing the Company's financial results for the fiscal first quarter ended April 1, 2014 and describing the Company's earnings targets for the second quarter and full year fiscal 2014.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.    Regulation FD Disclosure

The Company will host a conference call that will be broadcast on the Internet at 7:30 A.M. Central Time on Wednesday, April 30, 2014, to discuss the Company's financial results for the first quarter fiscal 2014, earnings targets and business outlook for the second quarter and full year fiscal 2014, and preliminary comparable net bakery-cafe sales results for the first 27 days of the second quarter fiscal 2014. Investors can access the call at http://www.panerabread.com/investor. Access to the call will be made available for 14 days after the call and the release will be archived for one year.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Exhibit
99.1	Press Release, dated April 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

Date:	April 29, 2014	By:	/s/ ROGER C. MATTHEWS, JR.
		Name:	Roger C. Matthews, Jr.
		Title:	Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release, dated April 29, 2014

Exhibit 99.1
PRESS RELEASE